                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Boston Chicken, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

     SUPPLEMENT DATED MAY 6, 1998 TO PROXY STATEMENT DATED APRIL 13, 1998

                             BOSTON CHICKEN, INC.

  Boston Chicken, Inc. (the "Company") recently circulated a notice of its May 20, 1998 annual meeting of stockholders (the "Annual Meeting"), a proxy statement (the "Proxy Statement") and form of revocable proxy/voting instruction card (the "Proxy") for that meeting. The Proxy Statement relates to the election of seven members to the Board of Directors of the Company and the transaction of such other business as may properly come before the Annual Meeting.

  On May 1, 1998, the Company announced the resignation of Saad J. Nadhir, as a director and Co-Chairman and Chief Executive Officer of the Company, Scott
A. Beck, as a director and Co-Chairman and President of the Company, and Mark
W. Stephens, as a director and Vice-Chairman and Chief Financial Officer of the Company. Messrs. Nadhir, Beck and Stephens are named in the Proxy Statement as nominees for election as directors of the Company. In connection with their respective resignations, Messrs. Nadhir, Beck and Stephens have informed the Company that they will not stand for reelection to the Board of Directors at the Annual Meeting.

  Also on May 1, 1998, the Company announced that J. Michael Jenkins, 51, had been elected to the Board of Directors of the Company and named Chairman of the Board, Chief Executive Officer and President of the Company. Since September 1996, Mr. Jenkins served as Chief Executive Officer, President and a director of Vicorp Restaurants, Inc. ("Vicorp"), which operates and franchises Village Inn and Bakers Square restaurants. From August 1994 to September 1996, he served as Co-Chief Executive Officer, President and a director of Vicorp. Prior thereto, Mr. Jenkins served as Chairman of the Board and Chief Executive Officer of El Chico Restaurants, Inc. from February 1992. Pursuant to an executive employment agreement with the Company, Mr. Jenkins received a $3 million signing bonus, with the right to receive an additional $2 million bonus on the third anniversary of his employment with the Company. Mr. Jenkins was also granted an option to purchase one million shares of the Company's Common Stock at an exercise price of $4.00 per share. The option becomes exercisable with respect to 250,000 shares on each of the first four anniversaries of Mr. Jenkins' employment with the Company. Mr. Jenkins will be paid an annual salary of $500,000. As of the date hereof, Mr. Jenkins does not beneficially own any shares of the Company's or Einstein/Noah Bagel Corp.'s common stock.

  The Board of Directors has nominated Mr. Jenkins for election as a director at the Annual Meeting. As a result, the remaining four nominees named in the Proxy Statement, Messrs. Arnold C. Greenberg, J. Bruce Harreld, M Howard Jacobson and Peer Pedersen, along with Mr. Jenkins, will stand for election to the Board of Directors at the Annual Meeting. Accordingly, the Board of Directors has reduced the size of the Board from seven to five members.

  Enclosed is a revised form of proxy/voting instruction card (the "Revised Proxy"). If you have not already returned a Proxy or if you wish to revoke a Proxy previously submitted by you and change your vote, you are urged to mark, date and sign the Revised Proxy regardless of whether you plan to attend the Annual Meeting in person. Please be sure that you date the Revised Proxy as of a later date than any Proxy submitted earlier by you.

  In connection with their resignations from the Company, Messrs. Nadhir, Beck and Stephens, who were to serve as proxies for stockholders at the Annual Meeting, appointed Messrs. Greenberg and Jacobson to act as substitute proxies at the Annual Meeting. As indicated in the Proxy Statement, Messrs. Greenberg and Jacobson are entitled to vote the Proxies in their discretion if one or more nominees named in the Proxy Statement is unable or for good cause is unwilling to stand for election at the Annual Meeting. Pursuant to such authority, if you have already returned your Proxy and do not submit a later-dated Revised Proxy, your shares will be voted in accordance with your instructions on the Proxy and, with respect to the election of Mr. Jenkins, Messrs. Greenberg and Jacobson intend to vote the Proxies at the Annual Meeting for the election of Mr. Jenkins to the Company's Board of Directors. If you attend the Annual Meeting in person, you may withdraw your Proxy or Revised Proxy, as applicable, and vote in person, if you wish.

  YOUR VOTE IS IMPORTANT. TO ASSURE THE REPRESENTATION OF A SUFFICIENT NUMBER OF SHARES AT THE ANNUAL MEETING TO TAKE THE ACTIONS DESCRIBED IN THE PROXY STATEMENT, IF YOU HAVE NOT PREVIOUSLY SUBMITTED A PROXY OR IF YOU WISH TO CHANGE YOUR VOTE, PLEASE MARK, DATE AND SIGN THE REVISED PROXY AND RETURN IT USING THE ENCLOSED ENVELOPE.

                                          By order of the Board of Directors

REVOCABLE                                                             REVOCABLE
PROXY                                                                     PROXY
                             BOSTON CHICKEN, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 1998--10:00 A.M. MOUNTAIN
                                     TIME

 The undersigned hereby appoints Arnold C. Greenberg and M Howard Jacobson, or either of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of Boston Chicken, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 20, 1998, at 10:00 a.m., Mountain Time, at the Sheraton Denver West Hotel and Conference Center, 360 Union Boulevard, Lakewood, Colorado, and at any and all postponements and adjournments thereof, as follows:

 THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

 PLEASE MARK, SIGN, DATE, AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
                 (Continued and to be signed on reverse side.)

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

                             BOSTON CHICKEN, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. Election of Directors. Nominees: Arnold C. Greenberg, J. Bruce Harreld, M Howard Jacobson, J. Michael Jenkins and Peer Pedersen

   For all [_]   Withhold all [_]    For All Except [_]


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   (Nominee Exception)

2. In their discretion, on such other business as may properly come before the meeting.

   Check here if you plan to attend the Annual Meeting. [_]

                                                THE BOARD OF DIRECTORS
                                                RECOMMENDS A VOTE FOR THE
                                                NOMINEES LISTED.
                                                The undersigned acknowledges
                                                receipt from the Company prior
                                                to the execution of this proxy
                                                of a Notice of Annual Meeting of
                                                Stockholders, a Proxy Statement
                                                dated April 13, 1998, and the
                                                Annual Report to Stockholders.

                                                Dated: ___________________, 1998

                                                Signature(s)____________________

                                                --------------------------------

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS ON THIS CARD. WHEN
                                                SIGNING AS ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE,
                                                GUARDIAN, CORPORATE OFFICER, OR
                                                GENERAL PARTNER, PLEASE GIVE
                                                YOUR FULL TITLE. IF SHARES ARE
                                                HELD JOINTLY, EACH HOLDER MAY
                                                SIGN BUT ONLY ONE SIGNATURE IS
                                                REQUIRED.

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